UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Lyris, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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Filed by: Lyris, Inc.
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Lyris, Inc.
Commission File No. 333-82154

On May 4, 2015, Lyris, Inc. (“Lyris”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) under which Aurea Software, Inc., a technology solutions provider that enables companies to deliver transformative customer experiences, will acquire Lyris.

This Schedule 14A consists of the following documents relating to the proposed Merger Agreement:

(i)	Email to all customers from John Philpin, Chief Executive Officer and President at Lyris, sent on May 6, 2015; and

(ii)	Email to select customers from Lyris account managers, expected to be first sent on May 6, 2015.

Dear Customers.

I am writing to share the exciting news that Lyris has signed a definitive agreement to be acquired by Aurea, a technology solutions provider that delivers transformative customer experiences. You can read the official press release here.

How does this news impact our customers and partners? In the immediate term, you should not experience any changes, as the two companies will operate independently until the transaction officially closes in the second half of 2015.

When merged with Aurea, Lyris will become part of a larger well-capitalized company with a broad portfolio of enterprise solutions that will significantly amplify our ability to create exceptional experiences for you and for your customers.   As part of Aurea, we will remain focused on your success and continual to deliver solutions that address your specific business challenges.

I am confident that Aurea’s knowledge and resources, combined with the domain expertise we have developed over the past 20 years, will provide everything you need to build, execute, monitor and optimize your connected customer communications strategy.

I am thrilled to combine Lyris with Aurea and excited about what comes next.  In the meantime, please do not hesitate to contact me if you have any further questions regarding this merger at this email address.

Thank you,

John Philpin
CEO, Lyris
Email:john@lyris.com

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Dear {name}

Thank you for contacting me about the exciting news that Lyris is being acquired by Aurea. This news was announced after close of market Monday, May 4th. The press release is here and a blog post from our CEO is here.

Our customers are incredibly important to us, so I want to assure you that Lyris’ business and your relationship with us will continue uninterrupted until the transaction closes – which won’t happen until the second half of this year. After that, we will be part of a larger, more established organization with increased resources and a broader solution set. I am confident that this will allow us to deliver even more value to you and your business. I hope you are as excited as I am about becoming part of the Aurea family.

If you have any further questions, please do not hesitate to contact my CEO – John Philpin.

Sincerely,

{your signature}

Important Additional Information

Lyris plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction. Investors and security holders of Lyris are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Lyris, LY Acquisition and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Lyris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Lyris files with the SEC by directing a written request to Lyris Technologies, Inc., 6401 Hollis Street, Suite 125, Emeryville, CA 94608, Attention: Secretary. Copies of Lyris’ filings with the SEC may also be obtained at the “Investor Relations” section of Lyris’ website at www.lyris.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Lyris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Lyris in connection with the proposed transaction. Information about those directors and executive officers of Lyris, including their ownership of Lyris securities is provided in Lyris’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and will be set forth in the proxy statement regarding the proposed transaction. Investors and security holders may obtain additional information regarding the direct and indirect interests of Lyris and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Lyris’ stock and Lyris’ plans with regard to the proxy statement. Lyris intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Lyris, may be identified by use of the words “anticipates,” “believes,” “contemplates,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “likely,” “may,” “predict,” “potential,” “projects,” “should,” “will,” “intends,” “plan” or “would” or the negative of these terms or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the effect of the announcement of the Merger on our business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the payment of any termination fee, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining the required stockholder approval, the ability of the parties to consummate the proposed transaction and those risks set forth in Lyris’ Annual Report on Form 10-K for the year ended June 30, 2014 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Lyris undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.